UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2006
XATA CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-27166	41-1641815
(State of other jurisdiction	(Commission File No.)	(IRS Employer Identification
of incorporation)		Number)
151 East Cliff Road, Suite 10, Burnsville, Minnesota 55337
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (952) 707-5600
(Former name, former address and former fiscal year, if changed since last report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
SIGNATURE
Press Release

Item 2.02. Results of Operations and Financial Condition
On January 30, 2006 we announced our results for the fiscal quarter ended December 31, 2005. Our press release is attached to this report as Exhibit 99.1.

Exhibit No.	Description

99.1	Press Release dated January 30, 2006

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2006	XATA CORPORATION

	By:	/s/ Mark E. Ties Mark E. Ties, Chief Financial Officer

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